EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350

(Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Helix Energy Solutions Group, Inc. (“Helix”) on Form 10-Q for the quarterly period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Owen Kratz, as President and Chief Executive Officer, and Anthony Tripodo, as Executive Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Helix.

Date: April 24, 2013

/s/ Owen Kratz
Owen Kratz
President and Chief Executive Officer

Date: April 24, 2013

/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and
Chief Financial Officer